UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RCF Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

RCF ACQUISITION CORP.
3109 W. 50th Street, #207
Minneapolis, MN 55410
(952) 456-5300

_________________________

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF RCF ACQUISITION CORP.

Dear Shareholders of RCF Acquisition Corp.:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company,” “RCF,” “we,” “us” or “our”), to be held on December 5, 2023, at 10:30 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/egm2023 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8256407#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. The accompanying proxy statement is dated November 17, 2023, and is first being mailed to shareholders of the Company on or about November 20, 2023.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)     as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2024 (the “Current Outside Date”) to November 15, 2024 (the “Extended Outside Date”) provided that the Company make a payment into the trust account established in connection with the Company’s IPO (the “Trust Account”) for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”);

(b)    as a special resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to change the name (“Name Change Amendment”) of the Company from RCF Acquisition Corp. to “Perception Capital Corp. IV” (the “Name Change Proposal”); and

(c)     as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

The Extension Amendment and the Name Change Amendment are referred to collectively, as the “Charter Amendments.” The Extension Proposal and the Name Change Proposal are referred to collectively, as the “Charter Amendment Proposals.” Each of the Extension Proposal, the Name Change Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE NAME CHANGE PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide us with sufficient time to complete an initial business combination. The Company has not yet entered into a business combination agreement with a target although it is in negotiations with one party. However, no assurances can be made that the Company and the target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.

In connection with the Extension Amendment, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering that was consummated on November 15, 2021 (the “IPO”) (the “Trust Account”), including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares that are entitled to redemption rights, regardless of how such public shareholders vote on the Extension Amendment Proposal or if they vote at all. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, and the Extension Amendment is implemented, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of the Record Date (as defined below), which was $________________ (including interest not previously released to RCF to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $______ at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the NYSE on the Record Date was $______. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on December 1, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension is not approved and we do not consummate an initial business combination by May 15, 2024 (assuming the Board opts to extend to such deadline), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2024 or by the applicable deadline as may be extended.

If the Extension Proposal is not approved, in order to renew to May 15, 2024, the Company would be required to make monthly deposits in the amount of $_________. The board may determine not to do so and wind up ahead of the May 15, 2024 deadline as is permitted by the Charter.

Approval of each of the Extension Proposal and the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

The Board has fixed the close of business on November 16, 2023, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on November 16, 2023, are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments and/or postponements thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

All RCF shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at by visiting https://www.cstproxy.com/rcfacquisitioncorp/egm2023 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8256407#

To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 1-206-870-856, or by emailing ksmith@advantageproxy.com.

On behalf of our Board of Directors, we would like to thank you for your support of RCF Acquisition Corp.

November 17, 2023

By Order of the Board,

Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST, INCLUDING THE NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated November 17, 2023
and is first being mailed to our shareholders with the form of proxy on or about November 20, 2023.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

RCF Acquisition Corp.
3109 W. 50th Street, #207
Minneapolis, MN 55410
(952) 456-5300

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON DECEMBER 5, 2023

Dear Shareholders of RCF Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on December 5, 2023, at 10:30 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/egm2023 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8256407#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2024 (the “Current Outside Date”) to November 15, 2024 (the “Extended Outside Date”) provided that the Company make a payment into the trust account established in connection with the Company’s IPO (the “Trust Account”) for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Name Change Proposal — as a special resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to change the name (“Name Change Amendment”) of the Company from RCF Acquisition Corp. to “Perception Capital Corp. IV” (the “Name Change Proposal”);

3.      Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

The Extension Amendment and the Name Change Amendment are referred to collectively, as the “Charter Amendments.” The Extension Proposal and the Name Change Proposal are referred to collectively, as the “Charter Amendment Proposals.” The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The sole purpose of the Extension Proposal is to provide us with sufficient time to complete an initial business combination.

Approval of each of the Extension Proposal and the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on either of the Charter Amendments Proposals, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, and the Extension Amendment is implemented, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on December 1, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal or the Name Change Proposal.

If the Extension is not approved and we do not consummate an initial business combination by May 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $______ (based on the amount held in the Trust Account as of the Record Date (including interest not previously released to RCF to pay its taxes)). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20 due to unforeseen claims of potential creditors.

If the Extension Proposal is approved, and the Extension Amendment implemented, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Charter Amendment Proposals are approved, and the Charter Amendments are implemented.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $________________ that was in the Trust Account as of the Record Date. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on November 16, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 18,764,431 Ordinary Shares issued and outstanding, including 18,764,430 Class A Ordinary Shares including 5,749,999 non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 1-206-870-856, or by emailing ksmith@advantageproxy.com.

By Order of the Board,

November 17, 2023
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON DECEMBER 5, 2023

This Notice of Extraordinary General Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/rcfacquisitioncorp/egm2023.

i

RCF ACQUISITION CORP.
PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 10:30 a.m., Eastern Time, on December 5, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company,” “RCF,” “we,” “us” or “our”), and any adjournments and/or postponements thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on December 5, 2023, at 10:30 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/egm2023 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8256407#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP.

Change in Sponsor

On November 2, 2023, RCF VII Sponsor LLC (the “Former Sponsor”) entered into a Securities Purchase Agreement (the “SPA”) with Perception Capital Partners IV LLC (the “Sponsor”), pursuant to which, among other things, the Sponsor acquired ______ of the Former Sponsor’s (i) non-redeemable Class A ordinary shares, par value $0.0001 per share (“Founders Shares”), of the Company and (ii) private placement warrants (together with the Class A Ordinary Shares, the “Securities”). The closing of the transactions contemplated by the SPA occurred on November 6, 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2023 and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held in person or virtually on December 5, 2023, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

RCF is a blank check company incorporated on June 9, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

On November 15, 2021, the Company consummated its initial public offering (“IPO”) of 23,000,000 units at $10.00 per unit, including the exercise by the underwriters of their over-allotment option in full. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, the Company completed the private placement of 11,700,000 private placement warrants (the “Private Placement Warrants”) each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share to RCF VII Sponsor LLC (the “Former Sponsor), generating gross proceeds to us of $11,700,000. Following the closing of the IPO and over-allotment, a total of $234,600,000 ($10.20 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee.

Our Charter initially provided for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we did not complete our initial business combination by May 15, 2023. On May 9, 2023, shareholders of the Company approved an extension of the initial term to May 15, 2024. In connection with such approval, the Company agreed to deposit into trust an amount equal to the lesser of (i) $0.03 per public share multiplied by the number of Class A Ordinary Shares sold in the IPO then outstanding and not redeemed in connection with the and (ii) $300,000 (or a pro rata portion thereof if less than a full month), until the earlier of (a) the completion of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”) and (b) the announcement of the Company’s intention to wind up its operations and liquidate (each such deposit, a “Contribution”) in accordance with the Extension. The Company has been depositing $_______ per month since the date of that meeting.

The Sponsor has determined that the Company will need additional time to complete a Business Combination and is seeking a further extension to November 15, 2024. In connection therewith, the Company is seeking to reduce the monthly contribution into trust provided that the Company make a payment into Trust Account for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024. The Company is also seeking to change its name as required by the terms of the SPA. Under Cayman law, the name change requires the approval of shareholders as well.

What is being voted on?

You are being asked to vote on the following proposals:

1.      as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2024 (the “Current Outside Date”) to November 15, 2024 (the “Extended Outside Date”) provided that the Company make a payment into the trust account established in connection with the Company’s IPO (the “Trust Account”) for the first three-month extension (from December 15, 2023 through March 15, 2042) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024 provided that the Company make a payment into the trust account established in connection with the Company’s IPO (the “Trust Account”) for the first three-month extension (from December 15, 2023 through March 15, 204) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, (the “Extension,” and such proposal, the “Extension Proposal”) and

2.      as a special resolution, to amend the Charter pursuant to an amendment in the form set forth in Annex A hereto to change the Company’s name from “RCF Acquisition Corp.” to “Perception Capital Corp. IV.” (the “Name Change Proposal”); and

3.      as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. _________ and __________ have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at 10:30 a.m., Eastern Time, on December 5, 2023, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/egm2023 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8256407#

The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete the Business Combination.

The Charter currently provides that if the Company does not complete an initial business combination by May 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote in favor of the Extension Proposal, the Name Change Proposal, the Adjournment Proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers, advisory board members and their permitted transferees and the former Sponsor (collectively, the “Insiders”) are expected to vote any Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) over which they have voting control in favor of the Extension Proposal, the Name Change Proposal and, if presented, the Adjournment Proposal.

The Insiders are not entitled to redeem any Ordinary Shares held by them. On the record date, the Insiders beneficially owned and were entitled to vote 5,749,999 Class A Ordinary Shares which are not subject to redemption and one Class B Ordinary Share, which represents ____% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $______ per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to RCF to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal,.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Name Change Proposal?

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved or if it is approved, but not implemented?

If the Extension Proposal is not approved, or is approved, not implemented, and we do not consummate an initial business combination by May 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any non-redeemable Class A Ordinary Shares or Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by May 15, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares bought in the IPO or in the open market they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2024 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal is approved and the Extension is implemented, what happens next?

The Company is continuing its efforts to complete a Business Combination.

The Company is seeking approval of the Extension because the Company may not be able to complete the Business Combination prior to May 15, 2024. If the Extension Amendment Proposal is approved, the Company expects to continue working toward satisfaction of the conditions to completion of the Business Combination. If shareholders approve the Business Combination, the Company expects to consummate such Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of such the Business Combination.

Upon approval of each of the Extension Proposal and the Name Change Proposal by the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting, the Company will file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension Amendment is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on December 5, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on November 16, 2023, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 18,764,431 Ordinary Shares issued and outstanding, consisting of 18,764,430 Class A Ordinary Shares including 5,749,999 non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and the holder of our Class B Ordinary Share will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, the ownership of the Private Placement Warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Shareholders of RCF do not have dissenters’ rights in connection with any of the proposals presented at the Extraordinary General Meeting under Cayman Islands law.

What happens to the Company’s warrants if the Extension is not approved?

If the Extension is not approved and we do not consummate an initial business combination by May 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2024 or by the applicable deadline as may be extended.

What happens to the Company’s warrants if the Extension is approved?

If the Extension is approved, the Company will continue to attempt to consummate the Business Combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to deposit the remaining amount of funds in the Trust Account into a variable interest bearing account currently expected to yield approximately 3.0% per annum following the 24-month anniversary of the IPO. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a variable interest bearing account.”

How do I vote?

If you are a holder of record of Ordinary Shares on November 16, 2023, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on December 1, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account as of the Record Date (including interest not previously released to RCF to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $______ at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date was $______. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

RCF Acquisition Corp.
3109 W. 50th Street, #207
Minneapolis, MN 55410
Telephone: (952) 456-5300

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
Toll Free: 1-877-870-8565
Collect: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on December 1, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or tendering/delivery of your shares, please contact:

SPAC Redemption Team
Continental Stock Transfer & Trust Company
1 State Street, 30 Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 7, 2023, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem public shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a variable interest bearing account.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. As indicated above, we completed our IPO in November 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 16 months after the effective date of our IPO, as of the date of this proxy statement).

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of the Record Date, amounts held in Trust Account included approximately $__________ of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to deposit the remaining amount of funds in the Trust Account into a variable interest bearing account currently expected to yield approximately 3.0% per annum following the 24-month anniversary of the IPO.

The NYSE may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Proposal, the Redemption Limitation Proposal and the Founder Share Limitation Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Ordinary Shares, units and warrants are listed on the NYSE. After the Extraordinary General Meeting, we may be required to demonstrate compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our securities include:

•        maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly-held Class A Ordinary Shares of at least $40,000,000, such publicly-held Class A Ordinary Shares excluding Class A Ordinary Shares held by our directors, officers, or their immediate families and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days;

•        our securities not falling below the following distribution criteria:

•        300 public shareholders; or

•        1,200 total shareholders and average monthly trading volume of 100,000 Class A Ordinary Shares, for the most recent 12 months; or

•        600,000 publicly-held Class A Ordinary Shares; and

•        consummating an initial business combination within the time period specified in our Charter.

Additionally, we expect that if our Class A Ordinary Shares fail to meet the NYSE’s continued listing requirements, our units and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A Ordinary Shares, units or warrants will be able to meet any of the NYSE’s continued listing requirements following the Extraordinary General Meeting and any related shareholder redemptions of our Class A Ordinary Shares. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Ordinary Shares is a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is empowered to require mandatory filings related to certain foreign investments, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

Our Former Sponsor, is controlled by a non-U.S. person. Specifically, our Sponsor is controlled by Resource Capital Fund VII L.P. (“RCF VII LP”), which is the sole managing member of our Sponsor. Resource Capital Associates VII L.P. is the General Partner of RCF VII LP, and RCFM GP L.L.C. is the General Partner of Resource Capital Associates VII L.P. James McClements is the managing member of RCFM GP L.L.C. and therefore ultimately has voting and dispositive power over the securities held directly by our Sponsor. Mr. McClements is an Australian citizen.

For so long as the Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under the regulations relating to CFIUS. As such, an initial business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. In such circumstances, CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our initial business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment. Additionally, our warrants will become worthless.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on December 5, 2023, at 10:30 a.m., Eastern Time, at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10154, or virtually via live webcast at https://www.cstproxy.com/rcfacquisitioncorp/egm2023 to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2024 (the “Current Outside Date”) to November 15, 2024 (the “Extended Outside Date”) provided that the Company make a payment into the trust account established in connection with the Company’s IPO (the “Trust Account”) for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Name Change Proposal — as a special resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to change the name (“Name Change Amendment”) of the Company from RCF Acquisition Corp. to “Perception Capital Corp. IV” (the “Name Change Proposal”);

3.      Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on November 16, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 18,764,431 Ordinary Shares issued and outstanding, including 18,764,430 Class A Ordinary Shares of which 5,549,999 Ordinary Shares do not have redemption rights and one Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of each of the Extension Proposal and the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting by visiting https://www.cstproxy.com/rcfacquisitioncorp/egm2023 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8256407#

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc., by calling Toll Free: 877-870-8565, Collect: 1-206-870-8565, or emailing: ksmith@advantageproxy.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at RCF Acquisition Corp., 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Secretary, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on December 5, 2023) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 10:30 a.m., Eastern Time, on December 5, 2023, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or virtually via live webcast online at https://www.cstproxy.com/rcfacquisitioncorp/egm2023 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8256407#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of $8,500, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Advantage Proxy, Inc. for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Shareholders of RCF do not have appraisal rights in connection with any of the Proposals under Delaware law. Shareholders of RCF do not have dissenters’ rights in connection with any of the Proposals under Cayman Islands law.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 3109 W. 50th Street, #207, Minneapolis, MN 55410. Our telephone number is (952) 456-5300.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On June 9, 2021, the Company issued 5,750,000 Class B ordinary shares, par value $0.0001, of the Company (“Class B Ordinary Shares”) to RCF VII Sponsor LLC (the “Sponsor”) for an aggregate purchase price of $25,000, or approximately $0.004 per share. Prior to the closing of the Company’s initial public offering (the “IPO”), the Sponsor transferred an aggregate of 402,500 Class B Ordinary Shares to the Company’s officers, directors and advisory board members, management team and/or their estate planning vehicles.

On November 15, 2021, the Company consummated its initial public offering (“IPO”) of 23,000,000 units at $10.00 per unit, including the exercise by the underwriters of their over-allotment option in full. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, RCF completed the private placement of 11,700,000 private placement warrants (the “Private Placement Warrants”) each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share to the Sponsor, generating gross proceeds to us of $11,700,000. Following the closing of the IPO and over-allotment, a total of $234,600,000 ($10.20 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by May 15, 2024.

Our Charter initially provided for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we did not complete our initial business combination by May 15, 2023. On May 9, 2023, shareholders of the Company approved an extension of the initial term to May 15, 2024 (the “May 2024 Extension Approval”). In connection with such approval, the Company agreed to deposit into trust an amount equal to the lesser of (i) $0.03 per public share multiplied by the number of Class A Ordinary Shares sold in the IPO then outstanding and not redeemed in connection with the May 2024 Extension Approval and (ii) $300,000 (or a pro rata portion thereof if less than a full month), until the earlier of (a) the completion of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”) and (b) the announcement of the Company’s intention to wind up its operations and liquidate (each such deposit, a “Contribution”) in accordance with the Extension. The Company has been depositing $_______ per month since the date of that meeting.

The Sponsor has determined that the Company will need additional time to complete a Business Combination and is seeking a further extension to November 15, 2024. In connection therewith, the Company is seeking to reduce the monthly contribution into the Trust Account for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024. The Company is also seeking to change its name as required by the terms of the SPA. Under Cayman law, the name change requires the approval of shareholders as well.

Change in Sponsor

On November 2, 2023, RCF VII Sponsor LLC (the “Former Sponsor”) entered into a Securities Purchase Agreement (the “SPA”) with Perception Capital Partners IV LLC (the “Sponsor”), pursuant to which, among other things, the Sponsor acquired ______ of the Former Sponsor’s (i) non-redeemable Class A ordinary shares, par value $0.0001 per share (“Founders Shares”), of the Company and (ii) private placement warrants (together with the Class A Ordinary Shares, the “Securities”). The closing of the transactions contemplated by the SPA occurred on November 6, 2023.

The Extension

We are proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2024 (the “Current Outside Date”) to November 15, 2024 (the “Extended Outside Date”) provided that the Company make a payment into the trust account established in connection with the Company’s IPO (the “Trust Account”) for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”).

Reasons for the Proposal

The Charter, as amended in May 2023, provides that we have until May 15, 2024, to complete an initial business combination. While we are working diligently, no assurances can be made that we and a target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions, the Board has determined that there may not be sufficient time before the Current Outside Date to consummate the closing of the Business Combination. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that the Business Combination is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

In connection with the May 2024 Extension Approval, the Company agreed to make monthly payments in an amount equal to the lesser of (i) $0.03 per public share multiplied by the number of Class A Ordinary Shares sold in the IPO then outstanding and not redeemed in connection with the May 2024 Extension Approval, and (ii) $300,000 (or a pro rata portion thereof if less than a full month). The Sponsor believes that a Business Combination will be more successful if these payments are reduced to for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per Public Share and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024.

The Charter currently provides that if the Company does not complete an initial business combination by May 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, or if the Extension Amendment Proposal is approved, but the Extension Amendment is not implemented, and we do not consummate an initial business combination by May 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in the each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by May 15, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2024 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $________________ that was in the Trust Account as of the Record Date. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING OR DELIVERING YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON DECEMBER 1, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on December 1, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting tendering/delivery of its shares through the DWAC system. Tendering or delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or tendering/delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tender or deliver their shares (and share certificates (if any) and other redemption forms) through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your public shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of the Record Date, which was $________________ (including interest not previously released to RCF to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $______ at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date was $______. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Charter Amendment Proposals. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals would receive payment of the redemption price for such shares soon after the completion of the Extension.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from December 15, 2023 to November 15, 2024 provided that the Company make a payment into the trust account established in connection with the Company’s IPO (the “Trust Account”) for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024.”

Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension is not approved and we do not consummate an initial business combination by May 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Insiders beneficially owned and were entitled to vote an aggregate of 5,750,000 Ordinary Shares constituting ___% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $______ per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer. The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension is not approved and we do not consummate an initial business combination by the Current Outside Date, the 5,749,999 non-redeemable Class A Ordinary Shares and the one Class B Ordinary Share held by the Sponsor and the Former Sponsor (whose members include certain of our directors and officers) will be worthless (as the Sponsor and the Former Sponsor have waived liquidation rights with respect to such shares), as will the 11,700,000 Private Placement Warrants held by the Sponsor and the Former Sponsor. The Founder Shares had an aggregate market value of approximately $_______ based on the last sale price of $______ on the NYSE on November 16, 2023 (the record date) and the Private Placement Warrants had an aggregate market value of approximately $_________ based on the last sale price of $____ on the NYSE on November 16, 2023 (the record date);

•        If the Extension is not approved and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the Company will only repay the Sponsor the principal outstanding under the Convertible Note using funds, if any, held outside the trust account, and any value associated with the option to convert up to an aggregate amount of $1,500,000, into private placement-equivalent warrants, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO, will be worthless. As of December 31, 2022, the Company had borrowed $1,750,000 under the Convertible Note;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by the Current Outside Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        In order to protect the amounts held in the Trust Account, the Sponsor and the Former Sponsor have agreed that it will be liable to RCF if and to the extent any claims by a third party for services rendered or products sold to RCF, or a prospective target business with which RCF has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, less taxes payable, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•        none of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by the Current Outside Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE NAME CHANGE PROPOSAL

On November 2, 2023, RCF VII Sponsor LLC (the “Former Sponsor”) entered into a Securities Purchase Agreement (the “SPA”) with Perception Capital Partners IV LLC (the “Sponsor”), pursuant to which, among other things, the Sponsor acquired ______ of the Former Sponsor’s (i) non-redeemable Class A ordinary shares, par value $0.0001 per share (“Founders Shares”), of the Company and (ii) private placement warrants (together with the Class A Ordinary Shares, the “Securities”). The closing of the transactions contemplated by the SPA occurred on November 6, 2023.

In connection with this transaction, the Company agreed to take all actions to change the name of the Company and under Cayman law, shareholders must approve this change. The Units, the Class A Ordinary Shares and the Public Warrants will continue to trade on the NYSE under the symbols “RCFA.U,” “RCFA” and “RCFA.WT” respectively.

Shareholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Proposal is adopted.

If the Name Change Proposal is approved, the name change will be reflected in the Charter, which form is attached to the proxy statement as Annex A.

Vote Required for Approval

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

All of the Company’s directors and officers are expected to vote all ordinary shares owned by them in favor of the name change. On the record date, the Sponsor, the Former Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of ________ Ordinary Shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of the ordinary shares and their respective ownership thereof.

Full Text of Resolution

RESOLVED, as a special resolution, that the name of the company is changed from RCF Acquisition Corp. to “Perception Capital Corp. IV”

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Name Change Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable the adoption of the Name Change Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NAME CHANGE PROPOSAL.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Charter Amendment Proposals and (ii) that elect to have their public shares redeemed for cash if the Charter Amendment Proposals are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of RCF, or to any person of holding Founder Shares or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of RCF’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their public shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

RCF has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Extension Amendment Proposal) will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Charter Amendment Proposals.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

Subject to the passive foreign investment company (“PFIC”) rules discussed below, the U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in RCF treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of RCF outstanding before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in RCF or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of RCF actually owned by the U.S. Holder, but also shares of RCF that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of RCF’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of RCF’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to RCF’s initial business combination the public shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in RCF actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in RCF actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of RCF (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in RCF. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in RCF will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of RCF, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of RCF constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in RCF may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from RCF’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of RCF’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of RCF.

Based upon the composition of its income and assets, and upon a review of its financial statements, RCF believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, RCF’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to RCF’s status as a PFIC for its current taxable year or any future taxable year. In addition, RCF’s U.S. counsel expresses no opinion with respect to RCF’s PFIC status for any taxable year.

Effects of PFIC Rules on the Redemption

Although RCF’s PFIC status is determined annually, an initial determination that RCF is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while RCF was a PFIC, whether or not RCF meets the test for PFIC status in those subsequent years. If RCF has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which RCF was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the sale or other disposition of such public shares (which may include gain realized by reason of transfers of public shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the public shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of RCF. Under these rules (the “excess distribution regime”):

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of RCF’s first taxable year in which RCF was a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•        an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

As noted above, the impact of the PFIC rules on a U.S. Holder of public shares will depend on whether the U.S. Holder has made a timely and effective election to treat RCF as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which RCF qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares is contingent upon, among other things, the provision by RCF of a “PFIC Annual Information Statement” to such U.S. Holder. If RCF determines it is a PFIC for any taxable year, upon written request, RCF will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that RCF will timely provide such required information. There is also no assurance that RCF will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares generally would not be subject to the excess distribution regime discussed above in connection with the redemption of public shares, and instead any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if RCF is a PFIC for any taxable year, a U.S. Holder of public shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of RCF, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution), under the above rules. In addition, if RCF is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of public shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including the NYSE. No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their public shares in connection with the redemption of their public shares. Instead, any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of public shares treated as a sale of public shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of public shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted tax basis in its public shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its public shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the public shares in which the RCF is a PFIC, then the excess distribution regime discussed above under the section entitled “— Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of public shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the public shares should consult their own tax advisors concerning the application of the PFIC rules to the public shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Tax Effects of Exercising Redemption Rights — Generally.” Regardless of whether it is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Dividends and gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains or maintained in the United States) generally will be subject to regular U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, may also be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. RCF once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal or if the Chairman of the Extraordinary General Meeting otherwise deems it necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal, or the Chairman of the Extraordinary General Meeting deems it necessary, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on ______ Ordinary Shares outstanding as of the Record Date, including 5,749,999 non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of the Record Date.

	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares
Directors and Officers(1)

All officers and directors as a group (__ individuals)		%
Holders of more than 5% of our outstanding ordinary shares
RCF VII Sponsor LLC(3)		%
Saba Capital Management, L.P.(4)		%
Adage Capital Partners, L.P.(5)		%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(6)		%
Millennium Management LLC(7)		%

____________

(1)      Unless otherwise noted, the business address of each of our shareholders listed is _____________, ______, __________.

(2)      Interests shown consist solely of Founder Shares.

(3)      RCF VII Sponsor LLC, our Sponsor, is the record holder of such shares. Resource Capital Fund VII L.P. (“RCF VII LP”) is the sole managing member of our Sponsor. Resource Capital Associates VII L.P. is the General Partner of RCF VII LP, and RCFM GP L.L.C. is the General Partner of Resource Capital Associates VII L.P. James McClements is the managing member of RCFM GP L.L.C.

(4)      According to a Schedule 13G filed on November 19, 2021, interests shown are held by Saba Capital Management, L.P. (“Saba L.P.”), Saba Capital Management GP, LLC (“Saba GP”) and Boaz R. Weinstein (“Mr. Weinstein”). Mr. Weinstein is the founder and chief investment officer of Saba Capital Management, L.P. Saba L.P., Saba GP and Mr. Weinstein entered into a joint filing statement, dated November 19, 2021. The address of this shareholder is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)      According to a Schedule 13G filed on November 25, 2021, interests shown are held by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Mr. Robert Atchinson (“Mr. Atchinson”) and Mr. Philip Gross (“Mr. Gross”). ACP is a Delaware limited partnership; ACPGP is a limited liability company organized under the laws of the State of Delaware and general partner of ACP with respect to the

Class A ordinary shares directly owned by ACP; ACA is a limited liability company organized under the laws of the State of Delaware, and managing member of ACPGP, general partner of ACP, with respect to the Class A ordinary shares directly owned by ACP; and Mr. Atchinson and Mr. Gross are United States citizens who serve as managing members of ACA, managing members of ACPGP, and general partners of ACP with respect to the Class A ordinary shares directly owned by ACP. The address of this shareholder is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(6)      According to a Schedule 13G filed on February 8, 2022, interests shown are held by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust. The address of this shareholder is 2020 Calamos Court, Naperville, IL 60563.

(7)      According to a Schedule 13G filed on April 14, 2022, interests shown are held by (i) Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), Millennium Group Management LLC, a Delaware limited liability company (“n Group Management”), Millennium International Management LP, a Delaware limited partnership (“Millennium International Management”) and Israel A. Englander, a United States citizen. Millennium Group Management is the managing member of Millennium Management. The managing member of Millennium Group Management is a trust of which Mr. Englander, currently serves as the sole voting trustee. The address of this shareholder is 399 Park Avenue, New York, New York 10022.

Our Sponsor beneficially owns approximately 20% of our issued and outstanding Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and implemented, the Company intends to hold an extraordinary general meeting for the purpose of approving its initial business combination and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post business-combination company.

If the Extension Amendment Proposal is not approved, and the Company does not consummate an initial business combination by the Current Outside Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 5510 W. 50th Street, #207, Minneapolis, Minnesota 55410, or (952) 456-5300, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

RCF Acquisition Corp.

3109 W. 50th Street, #207

Minneapolis, MN 55410

Telephone: (952) 456-5300

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

If you are a shareholder of the Company and would like to request documents, please do so by November 28, 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

November 17, 2023

Annex A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
RCF ACQUISITION CORP.

RCF Acquisition Corp.
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)     the deletion of the existing Article 51.7 and Article 51.8 in their entirety and the insertion of the following language as a new Article 51.7 and 51.8:

“51.7     In the event that the Company does not (i) consummate a Business Combination on or before November 15, 2024; (or such earlier date as determined by the board of Directors and included in a public announcement), or such later time as the Members may approve in accordance with the Articles, or (ii) beginning on December 15, 2023, and thereafter for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024 on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day):

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

51.8      In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before November 15, 2024 (or such earlier date as determined by the board of Directors and included in a public announcement), or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Annex A-1

RCF Acquisition Corp. 3109 W. 50th Street, #207 Minneapolis, MN 55410
NOTICE OF THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON DECEMBER 5, 2023

P R O X Y C A R D

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on December 5, 2023, at 10:30:a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/egm2023 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8256407#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3				Please mark vote as indicated in this example	☒

Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2024 (the “Current Outside Date”) to November 15, 2024 (the “Extended Outside Date”) provided that the Company make a payment into the trust account established in connection with the Company’s IPO (the “Trust Account”) for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “Public Shares”) and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Name Change Proposal — as a special resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to change the name (“Name Change Amendment”) of the Company from RCF Acquisition Corp. to “Perception Capital Corp. IV” (the “Name Change Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Name Change Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

			Dated:		, 2023

Signature

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.